UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
October 18, 2007
Santander Drive Auto Receivables LLC
Santander Drive Auto Receivables Trust 2007-3
Santander Consumer USA Inc.
(Exact Name of Registrant, Issuing Entity and Sponsor as Specified in their respective Charters)

Delaware	333-139609	20-4382941
333-139609-03
(State or Other Jurisdiction	(Commission File Number	(Registrant’s Employer
Of Incorporation of Registrant	of Registrant and	Identification No.)
and Issuing Entity)	Issuing Entity)

8585 North Stemmons Freeway,
Suite 1100-N,
Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)
(214) 634-1110
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events
     The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2-A Asset Backed Notes, Class A-2-B Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4-A Asset Backed Notes and Class A-4-B Asset Backed Notes issued by Santander Drive Auto Receivables Trust 2007-3 described in the Prospectus Supplement dated October 11, 2007, as modified by the Supplement to Prospectus Supplement dated October 18, 2007.
     Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Dechert LLP with respect to legality.

5.2	Opinion of Cowles & Thompson with respect to legality.

8.1	Opinion of Dechert LLP with respect to tax matters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Jim Moore

Name: Jim W. Moore Title: Vice President

Dated: October 18, 2007